UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                                November 15, 2004

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-21419                   25-2753988
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Index to Current Report on Form 8-K
                            of clickNsettle.com, Inc.
                                November 16, 2004

Item                                                                        Page
----                                                                        ----

Item 2.02    Disclosure of Results of Operations and Financial Condition      3

Item 9.01    Exhibits                                                         3

             Signatures                                                       4


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

Item 2.02. Disclosure of Results of Operations and Financial Condition

On November 15, 2004, clickNsettle.com, Inc. (the "Company") announced its results for the quarter ended September 30, 2004. The announcement and attachment are included in Exhibit 99.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number    Description
--------------    -----------

    99.1 Press release announcing the Company's results for the quarter ended September 30, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                 clickNsettle.com, Inc.


                 By: /s/ Roy Israel

                 Name: Roy Israel
                 Title: Chief Executive Officer and President


                 By: /s/ Patricia Giuliani-Rheaume

                 Name: Patricia Giuliani-Rheaume
                 Title: Chief Financial Officer and Vice President

Date: November 16, 2004


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